EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Interstate Land Investors II Limited Partnership, (the “Limited Partnership”) for the period ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James Christopher Boone, General Partner and Principal Executive Officer, Principal Financial Officer of the Limited Partnership, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Limited Partnership.

/s/ James Christopher Boone
James Christopher Boone
President ISC Realty Corporation, General Partner and Principal Executive Officer, Principal Financial Officer of the Registrant November 15, 2004